UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-04                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  November 29, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 26, 2004



Exhibit 99.1
Statement to Certificateholders November 26, 2004



                      Centex Home Equity Loan Trust 2004-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 26, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       100,340,000.00     88,001,238.16   4,167,011.66     206,802.91    4,373,814.57    0.00      0.00       83,834,226.50
AF_2        22,950,000.00     22,950,000.00           0.00      65,981.25       65,981.25    0.00      0.00       22,950,000.00
AF_3        51,280,000.00     51,280,000.00           0.00     171,788.00      171,788.00    0.00      0.00       51,280,000.00
AF_4        49,750,000.00     49,750,000.00           0.00     210,608.33      210,608.33    0.00      0.00       49,750,000.00
AF_5        31,505,000.00     31,505,000.00           0.00     156,999.92      156,999.92    0.00      0.00       31,505,000.00
AF_6        28,425,000.00     28,425,000.00           0.00     124,833.13      124,833.13    0.00      0.00       28,425,000.00
AV_1        98,220,000.00     91,330,489.85   2,771,119.93     177,181.15    2,948,301.08    0.00      0.00       88,559,369.92
AV_2       120,000,000.00    108,606,052.17   4,848,415.34     210,695.74    5,059,111.08    0.00      0.00      103,757,636.83
AV_3       178,720,000.00    155,288,346.31   9,970,766.16     284,695.30   10,255,461.46    0.00      0.00      145,317,580.15
AV_4        42,940,000.00     42,940,000.00           0.00      84,066.98       84,066.98    0.00      0.00       42,940,000.00
AV_5        25,120,000.00     25,120,000.00           0.00      53,868.44       53,868.44    0.00      0.00       25,120,000.00
M_1         33,750,000.00     33,750,000.00           0.00      72,375.00       72,375.00    0.00      0.00       33,750,000.00
M_2         27,000,000.00     27,000,000.00           0.00      59,100.00       59,100.00    0.00      0.00       27,000,000.00
M_3         18,450,000.00     18,450,000.00           0.00      42,681.00       42,681.00    0.00      0.00       18,450,000.00
M_4         13,050,000.00     13,050,000.00           0.00      34,597.00       34,597.00    0.00      0.00       13,050,000.00
M_5         16,650,000.00     16,650,000.00           0.00      45,621.00       45,621.00    0.00      0.00       16,650,000.00
M_6         13,500,000.00     13,500,000.00           0.00      39,990.00       39,990.00    0.00      0.00       13,500,000.00
M_7         13,500,000.00     13,500,000.00           0.00      46,590.00       46,590.00    0.00      0.00       13,500,000.00
B           14,850,000.00     14,850,000.00           0.00      53,889.00       53,889.00    0.00      0.00       14,850,000.00
R1                   0.00              0.00           0.00           0.00            0.00    0.00      0.00                0.00
TOTALS     900,000,000.00    845,946,126.49  21,757,313.09   2,142,364.15   23,899,677.24    0.00      0.00      824,188,813.40

A_IO       200,000,000.00    159,000,000.00           0.00     463,750.00      463,750.00    0.00      0.00      149,000,000.00
X_IO                 0.00    853,346,993.22           0.00          13.76           13.76    0.00      0.00      833,788,534.24
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF_1    152314KE9     877.03047797     41.52891828        2.06102163      43.58993990       835.50155970      AF_1      2.820000 %
AF_2    152314KF6   1,000.00000000      0.00000000        2.87500000       2.87500000     1,000.00000000      AF_2      3.450000 %
AF_3    152314KG4   1,000.00000000      0.00000000        3.35000000       3.35000000     1,000.00000000      AF_3      4.020000 %
AF_4    152314KH2   1,000.00000000      0.00000000        4.23333327       4.23333327     1,000.00000000      AF_4      5.080000 %
AF_5    152314KJ8   1,000.00000000      0.00000000        4.98333344       4.98333344     1,000.00000000      AF_5      5.980000 %
AF_6    152314KK5   1,000.00000000      0.00000000        4.39166684       4.39166684     1,000.00000000      AF_6      5.270000 %
AV_1    152314KL3     929.85634138     28.21339778        1.80392130      30.01731908       901.64294360      AV_1      2.182500 %
AV_2    152314KM1     905.05043475     40.40346117        1.75579783      42.15925900       864.64697358      AV_2      2.182500 %
AV_3    152314KN9     868.89182134     55.78987332        1.59296833      57.38284165       813.10194802      AV_3      2.062500 %
AV_4    152314KP4   1,000.00000000      0.00000000        1.95777783       1.95777783     1,000.00000000      AV_4      2.202500 %
AV_5    152314KQ2   1,000.00000000      0.00000000        2.14444427       2.14444427     1,000.00000000      AV_5      2.412500 %
M_1     152314KR0   1,000.00000000      0.00000000        2.14444444       2.14444444     1,000.00000000      M_1       2.412500 %
M_2     152314KS8   1,000.00000000      0.00000000        2.18888889       2.18888889     1,000.00000000      M_2       2.462500 %
M_3     152314KT6   1,000.00000000      0.00000000        2.31333333       2.31333333     1,000.00000000      M_3       2.602500 %
M_4     152314KU3   1,000.00000000      0.00000000        2.65111111       2.65111111     1,000.00000000      M_4       2.982500 %
M_5     152314KV1   1,000.00000000      0.00000000        2.74000000       2.74000000     1,000.00000000      M_5       3.082500 %
M_6     152314KW9   1,000.00000000      0.00000000        2.96222222       2.96222222     1,000.00000000      M_6       3.332500 %
M_7     152314KX7   1,000.00000000      0.00000000        3.45111111       3.45111111     1,000.00000000      M_7       3.882500 %
B       152314KY5   1,000.00000000      0.00000000        3.62888889       3.62888889     1,000.00000000      B         4.082500 %
TOTALS                939.94014054     24.17479232        2.38040461      26.55519693       915.76534822
A_IO    152314KZ2     795.00000000      0.00000000        2.31875000       2.31875000       745.00000000      A_IO      3.500000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------

                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6, ,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

                                        Notional Class A_IO1 Beginning Balance                                      55,000,000.00
                                        Interest Paid Class A_IO1                                                      160,416.67
                                        Notional Class A_IO1 Ending Balance                                         53,000,000.00

                                        Notional Class A_IO3 Beginning Balance                                     104,000,000.00
                                        Interest Paid Class A_IO3                                                      303,333.33
                                        Notional Class A_IO3 Ending Balance                                         96,000,000.00
Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                     364,008.61
                                        Curtailments                                                                    34,128.50
                                        Prepayments in Full                                                          3,347,744.85
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                             0.00

                                        Group II
                                        Scheduled Monthly Payments                                                     111,375.67
                                        Curtailments                                                                     7,703.32
                                        Prepayments in Full                                                          2,371,983.91
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                             0.00

                                        Group III
                                        Scheduled Monthly Payments                                                     358,657.91
                                        Curtailments                                                                    30,104.63
                                        Prepayments in Full                                                         12,932,751.58
                                        Loans Repurchased by Seller                                                          0.00
                                        Substitution Amounts                                                                 0.00
                                        Net Liquidation Proceeds                                                             0.00

                                        Subordination Increase Amount                                                2,198,854.11
                                        Excess Overcollateralization Amount                                                  0.00


Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                           0.00
                                        Class AF-2                                                                           0.00
                                        Class AF-3                                                                           0.00
                                        Class AF-4                                                                           0.00
                                        Class AF-5                                                                           0.00
                                        Class AF-6                                                                           0.00
                                        Class AV-1                                                                           0.00
                                        Class AV-2                                                                           0.00
                                        Class AV-3                                                                           0.00
                                        Class AV-4                                                                           0.00
                                        Class AV-5                                                                           0.00
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-6                                                                            0.00
                                        Class M-7                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-6                                                                            0.00
                                        Class M-7                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                   273,563,277.51
                                        Group I Ending Aggregate Loan Balance                                      269,817,395.55

                                        Group II Beginning Aggregate Loan Balance                                  124,115,105.14
                                        Group II Ending Aggregate Loan Balance                                     121,624,042.24

                                        Group III Beginning Aggregate Loan Balance                                 455,668,610.57
                                        Group III Ending Aggregate Loan Balance                                    442,347,096.45

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                           9,599,720.84
                                        Total Required Overcollateralization Amount                                 24,750,246.43

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                          6.9665 %
                                        Group II                                                                         6.0452 %
                                        Group III                                                                        6.8248 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                      5,334,374.18
                                        Group II                                                                     3,116,651.32
                                        Group III                                                                   15,913,401.73

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                   6.7312 %
                                        Group III Loans                                                                  7.5630 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                        746,070.67
                                        Group II                                                                       323,674.72
                                        Group III                                                                      754,262.51

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                      3,745,881.96
                                        Group II                                                                     2,491,062.90
                                        Group III                                                                   13,321,514.12


Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00
                                        Subordinate                                                                          0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                6.26 %
                                        Group II Net WAC Cap                                                               5.67 %
                                        Group III Net WAC Cap                                                              6.40 %
                                        Subordinate Net WAC Cap                                                            6.24 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                            0.00
                                        Class M-2                                                                            0.00
                                        Class M-3                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class M-4                                                                            0.00
                                        Class M-5                                                                            0.00
                                        Class B                                                                              0.00

Sec. 7.09(xx)                           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)               Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   44             3,409,013.60                  1.26 %
                                              2 Month                   16             1,003,586.06                  0.37 %
                                              3 Month                    1                29,288.06                  0.01 %
                                              Total                     61             4,441,887.72                  1.64 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   14             1,928,278.71                  1.59 %
                                              2 Month                    1                78,392.02                  0.06 %
                                              3 Month                    0                     0.00                  0.00 %
                                              Total                     15             2,006,670.73                  1.65 %
                                               Group 3
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  130            12,999,661.28                  2.94 %
                                              2 Month                   34             4,189,422.98                  0.95 %
                                              3 Month                   11             1,036,275.78                  0.23 %
                                               Total                   175            18,225,360.04                  4.12 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  188            18,336,953.59                  2.20 %
                                              2 Month                   51             5,271,401.06                  0.63 %
                                              3 Month                   12             1,065,563.84                  0.13 %
                                               Total                   251            24,673,918.49                  2.96 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    5              262,702.37                  0.10 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              339,054.73                  0.28 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   42            4,085,622.70                  0.92 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   49            4,687,379.80                  0.56 %


Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    6              290,105.64                  0.11 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              319,249.66                  0.26 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   14            1,529,344.92                  0.35 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   23            2,138,700.22                  0.26 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                              32.00
                                        Balance of Balloon Loans                                                      1,626,826.31

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               56,083.00                  0.02 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1              105,686.00                  0.09 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               90,486.65                  0.02 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    3              252,255.65                  0.03 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                          61,740.89
                                        Group II                                                                        111,083.79
                                        Group III                                                                        98,171.14

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group II:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group III:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                  1.0437 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                          0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                         0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                               900,008,960.99

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                           NO

                                        1-Month LIBOR for Current Distribution Date                                      1.93250 %

Copyright 2001 J.P. Morgan Chase & Co. All right reserved.